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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 30, 2004




                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




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
           DELAWARE                             1-14380                   73-1173881
(State or other jurisdiction of        (Commission File Number)        (I.R.S. Employer
      Identification No.)           incorporation or organization)
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         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)




                                 (918) 495-4000
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Eddie R. Humphrey, CITGO Petroleum Corporation's Chief Financial and Administrative Officer has elected to retire after 29 years of service, effective May 31, 2004. Jerry Thompson, Chief Operating Officer, will act as interim CFO until the company names a replacement.

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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CITGO PETROLEUM CORPORATION


Date:  April 30, 2004                      /s/        Larry Krieg
                                           -------------------------------------
                                                      Larry Krieg
                                           Controller (Chief Accounting Officer)